                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 8, 2002
--------------------------------------------------------------------------------
                                 Date of Report

                            NORTHWESTERN CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-692                                     46-0172280
--------------------------------------------------------------------------------
     (Commission File No.)                (IRS Employer Identification Number)

                       125 South Dakota Avenue, Suite 1100
                         Sioux Falls, South Dakota 57104
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (605) 978-2908
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.   OTHER EVENTS
------

     On August 8, 2002, NorthWestern Corporation (the "Company") issued a press release discussing second quarter 2002 results. The press release is included as
Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS --
          (c)  Exhibits

Exhibit
Number                            Description
-------                           -----------

99.1       Press Release of NorthWestern Corporation, dated August 8, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  August 8, 2002

                                       NORTHWESTERN CORPORATION


                                       By: /s/ Kipp D. Orme
                                          --------------------------------------
                                          Kipp D. Orme
                                          Vice President - Finance and Chief
                                          Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

99.1       Press Release of NorthWestern Corporation, dated August 8, 2002